                                                                    Exhibit 32.2

                               U.S. REALTEL, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of U.S. RealTel, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2003, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory P. McGraw, President, Chief Financial Officer and Chief Operating Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      By: /s/ Gregory P. McGraw
                                          --------------------------------------
                                          Gregory P. McGraw
                                          President, Chief Financial Officer and
                                          Chief Operating Officer

August 14, 2003